 AXS De-SPAC ETF

(Ticker Symbol: DSPC)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated January 18, 2023 to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

(This Supplement replaces the Supplement on behalf of the AXS De-SPAC ETF dated December 30, 2022.)

The Board of Trustees of the Trust has approved a Plan of Liquidation for the AXS De-SPAC ETF (the “Fund”). The Plan of Liquidation authorizes the termination, liquidation and dissolution of the Fund.

The Fund ceased creating and redeeming creation units after the close of business on January 13, 2023. The last day of trading on The NASDAQ Stock Market LLC, the Fund’s principal U.S. listing exchange, will be January 20, 2023. On or about January 20, 2023 (the “Liquidation Date”), the Fund will cease operations, liquidate its assets, and prepare to distribute proceeds to shareholders of record as of the Liquidation Date. Shareholders of record on the Liquidation Date will receive cash at the net asset value of their shares as of such date. While Fund shareholders remaining on the Liquidation Date will not incur transaction fees, any liquidation proceeds paid to shareholders should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on a shareholder’s tax basis. Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

In anticipation of the liquidation of the Fund, AXS Investments LLC, the Fund’s advisor, may manage the Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of the Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective. Shareholders of the Fund may sell their holdings on The NASDAQ Stock Market LLC, on or prior to the Liquidation Date. Customary brokerage charges may apply to such transactions.

Please contact the Fund at 1-303-623-2577 if you have any questions or need assistance.

Please file this Supplement with your records.